UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2018

INNOVATION PHARMACEUTICALS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37357	30-0565645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cummings Center, Suite 151-B Beverly, Massachusetts	01915
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 921-4125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Previously Engaged Independent Registered Public Accounting Firm

On December 13, 2018, Innovation Pharmaceuticals Inc. (the “Company”) dismissed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm. This dismissal was approved by the Company’s Audit Committee.

Baker Tilly’s reports on the Company’s financial statements as of and for the years ended June 30, 2018 and June 30, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that Baker Tilly’s report for the year ended June 30, 2018 contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern.

During the fiscal years ended June 30, 2018 and June 30, 2017 and from July 1, 2018 through December 13, 2018, Baker Tilly’s date of dismissal, there were: (i) no disagreements between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreement(s) in their report; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v)(A)-(D) of Regulation S-K).

The Company provided Baker Tilly with a copy of the above disclosure prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Baker Tilly furnish the Company with a letter addressed to the SEC stating whether or not Baker Tilly agrees with the above disclosure, and if not, stating the aspects with which Baker Tilly does not agree. A copy of the letter provided by Baker Tilly is attached to this Current Report on Form 8-K as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On December 17, 2018, the Company, at the direction of the Audit Committee, engaged Heaton & Company, PLLC (d/b/a Pinnacle Accountancy Group of Utah) (“Pinnacle”) as the Company’s independent registered public accounting firm. During the fiscal years ended June 30, 2018 and June 30, 2017 and from July 1, 2018 through December 17, 2018, Pinnacle’s date of engagement, neither the Company nor anyone acting on its behalf consulted Pinnacle with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by Pinnacle to the Company that Pinnacle concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Baker Tilly Virchow Krause, LLP addressed to the Securities and Exchange Commission, dated December 18, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATION PHARMACEUTICALS INC.

Dated: December 18, 2018	By:	/s/ Leo Ehrlich
	Name:	Leo Ehrlich
	Title:	Chief Executive Officer and Chief Financial Officer

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